Exhibit 99.1

PRESS RELEASE

FTAI Reports First Quarter 2016 Results, Dividend of $0.33 per Common Share

NEW YORK, May 3, 2016 – Fortress Transportation and Infrastructure Investors LLC (NYSE:FTAI) (the “Company”) today reported financial results for the three months ending March 31, 2016. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

($ in 000s, except per share data)
Selected Financial Results(1)	Q1’16
Funds Available for Distribution (“FAD”)	$32,858
Adjusted Net Income (Loss)	$(6,532)
Adjusted Net Income (Loss) per Share	$(0.09)
Adjusted EBITDA	$16,865

Net Income (Loss) Attributable to Shareholders	$(5,782)
Basic and Diluted Earnings (Loss) per Share	$(0.08)

1) For definitions and reconciliations of Non-GAAP measures, please refer to the exhibit to this press release.

During the first quarter of 2016, our total FAD was $32.9 million. This amount includes $46.1 million from equipment leasing activities, offset by $(5.2) million and $(8.0) million from infrastructure and corporate activities, respectively. The shipping containers segment contributed $28.2 million of FAD, primarily driven by the sale of two finance leases, net of related payments on debt.

First Quarter 2016 Dividend

The Company’s Board of Directors declared a cash dividend of $0.33 per common share, payable on May 31, 2016, to holders of record on May 20, 2016.

Authorization of Share Repurchase Program

The Company’s Board of Directors also authorized the repurchase of up to $50 million of the Company’s common shares over the next 12 months. Under the program, the Company may purchase its shares from time to time in the open market or in privately negotiated transactions. The amount and timing of the purchases will depend on a number of factors including the price and availability of the Company’s shares, trading volume, capital availability, Company performance and general economic and market conditions. The Company may also from time to time establish a trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934 or effect one or more tender offers to facilitate purchases of its shares under this authorization. The share repurchase program may be suspended or discontinued at any time.

Additional Information

For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.ftandi.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.

Conference Call

The Company will host a conference call on Wednesday, May 4, 2016 at 8:00 A.M. Eastern Time. The conference call may be accessed by dialing 1-877-447-5636 (from within the U.S.) or 1-615-247-0080 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference “FTAI First Quarter Earnings Call.” A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.ftandi.com.

Following the call, a replay of the conference call will be available after 12:00 P.M. on Wednesday, May 4, 2016 through midnight Wednesday, May 11, 2016 at 1-855-859-2056 (from within the U.S.) or 1-404-537-3406 (from outside of the U.S.), Passcode: 95522390.

About Fortress Transportation and Infrastructure Investors LLC

Fortress Transportation and Infrastructure Investors LLC owns and acquires high quality infrastructure and equipment that is essential for the transportation of goods and people globally. FTAI targets assets that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release, including without limitation statements as to the amount, timing and manner of the Company’s repurchase of its shares pursuant to the share repurchase program described above, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.ftandi.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact:

Alan Andreini
Investor Relations
Fortress Transportation and Infrastructure Investors LLC
(212) 798-6128
aandreini@fortress.com

U.S. FEDERAL INCOME TAX IMPLICATIONS OF DIVIDEND

This announcement is intended to be a qualified notice as provided in the Internal Revenue Code (the “Code”) and the Regulations thereunder. For U.S. federal income tax purposes, the dividend declared in May 2016 will be treated as a partnership distribution. The per share distribution components are as follows:

Distribution Components
U.S. Long Term Capital Gain (1)	$0.0000
Non-U.S. Long Term Capital Gain	$0.0000
U.S. Portfolio Interest Income (2)	$0.0650
U.S. Dividend Income (3)	$0.0000
Income Not from U.S. Sources(4) / Return of Capital	$0.2650
Distribution Per Share	$0.3300

1)
U.S. Long Term Capital Gain realized on the sale of a United States Real Property Holding Corporation. As a result, the gain from the sale will be treated as income that is effectively connected with a U.S. trade or business.

2)	Eligible for the U.S. portfolio interest exemption for any holder not considered a 10-Percent shareholder under §871(h)(3)(B) of the Code.

3)	This income is subject to withholding under §1441 of the Code.

4)	This income is not subject to withholding under §1441 or §1446 of the Code.

It is possible that a common shareholder’s allocable share of FTAI’s taxable income may differ from the distribution amounts reflected above.

Exhibit - Financial Statements

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended March 31,
	2016	2015
Revenues
Equipment leasing revenues	$19,575	$23,038
Infrastructure revenues	11,878	10,935
Total revenues	31,453	33,973

Expenses
Operating expenses	14,358	14,719
General and administrative	2,588	348
Acquisition and transaction expenses	1,059	368
Management fees and incentive allocation to affiliate	4,348	2,414
Depreciation and amortization	13,217	10,562
Interest expense	5,303	4,815
Total expenses	40,873	33,226

Other income
Equity in earnings of unconsolidated entities	85	1,241
Gain on sale of equipment and finance leases, net	1,722	3
Loss on extinguishment of debt	(1,579)	—
Interest income	9	187
Other income (expense)	40	(6)
Total other income	277	1,425

(Loss) Income before income taxes	(9,143)	2,172
Provision (benefit) for income taxes	(66)	230
Net (loss) income	(9,077)	1,942
Less: Net income (loss) attributable to non-controlling interests in consolidated subsidiaries	(3,295)	(3,506)
Net (loss) income attributable to shareholders	$(5,782)	$5,448

Basic and Diluted (Loss) Earnings Per Share	$(0.08)	$0.10
Weighted Average Shares Outstanding	75,727,369	53,502,873

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	March 31, 2016	December 31, 2015
Assets
Cash and cash equivalents	$347,912	$381,703
Restricted cash	65,985	21,610
Accounts receivable, net	16,200	14,466
Leasing equipment, net	651,175	636,681
Finance leases, net	10,026	82,521
Property, plant, and equipment, net	301,822	299,678
Investments in and advances to unconsolidated entities	10,329	10,675
Intangible assets, net	41,545	44,129
Goodwill	116,584	116,584
Other assets	44,870	36,758
Total assets	$1,606,448	$1,644,805

Liabilities
Accounts payable and accrued liabilities	$31,086	$34,995
Debt, net	264,340	266,221
Maintenance deposits	28,353	30,494
Security deposits	16,145	15,990
Other liabilities	7,447	6,419
Total liabilities	347,371	354,119

Equity
Common Shares ($0.01 par value per share; 2,000,000,000 shares authorized; 75,730,165 and 75,718,183 shares issued and outstanding as of March 31, 2016 and December 31, 2015, respectively)	757	757
Additional Paid In Capital	1,159,319	1,184,198
Accumulated Deficit	(24,551)	(18,769)
Accumulated other comprehensive income	—	97
Shareholders’ equity	1,135,525	1,166,283
Non-controlling interest in equity of consolidated subsidiaries	123,552	124,403
Total equity	1,259,077	1,290,686
Total liabilities and equity	$1,606,448	$1,644,805

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Three Months Ended March 31,
	2016	2015
Cash flows from operating activities:
Net (loss) income	$(9,077)	$1,942
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in earnings of unconsolidated entities	(85)	(1,241)
Gain on sale of equipment	(1,722)	(3)
Security deposits and maintenance claims included in earnings	—	(1,120)
Loss on extinguishment of debt	1,579	—
Equity based compensation	(3,963)	1,420
Depreciation and amortization	13,217	10,562
Change in current and deferred income taxes	(389)	32
Change in fair value of non-hedge derivative	3	8
Amortization of lease intangibles and incentives	1,637	2,156
Amortization of deferred financing costs	585	366
Operating distributions from unconsolidated entities	30	54
Bad debt expense	32	4
Other	138	(207)
Change in:
Accounts receivable	(1,769)	(141)
Other assets	(2,849)	441
Accounts payable and accrued liabilities	(1,284)	(7,387)
Management fees payable to affiliate	(81)	(1,212)
Other liabilities	199	548
Net cash (used in) provided by operating activities	(3,799)	6,222

Cash flows from investing activities:
Release of restricted cash	14,207	4,653
Payments to restricted cash	(17,124)	—
Investment in notes receivable	(408)	—
Principal collections on finance leases	2,204	2,941
Acquisition of leasing equipment	(27,317)	(33)
Acquisition of property plant and equipment	(8,622)	(44,296)
Purchase deposit for aircraft and aircraft engines	(3,275)	—
Proceeds from sale of finance leases	71,000	—
Proceeds from sale of property, plant and equipment	36	121
Proceeds from sale of leasing equipment	4,392	—
Return of capital distributions from unconsolidated entities	401	933
Net cash provided by (used in) investing activities	$35,494	$(35,681)

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Three Months Ended March 31,
	2016	2015
Cash flows from financing activities:
Proceeds from debt	103,158	200
Repayment of debt	(146,410)	(4,255)
Payment of deferred financing costs	(2,494)	—
Receipt of security deposits	455	500
Return of security deposits	(124)	(69)
Receipt of maintenance deposits	3,071	1,552
Release of maintenance deposits	(5,385)	(3,386)
Capital contributions from shareholders	—	61,991
Capital distributions to shareholders	—	(23,718)
Capital contributions from non-controlling interests	6,420	11,922
Capital distributions to non-controlling interests	—	(111)
Cash dividends paid	(24,177)	—
Net cash (used in) provided by financing activities	(65,486)	44,626

Net (decrease) increase in cash and cash equivalents	(33,791)	15,167
Cash and cash equivalents, beginning of period	381,703	22,125
Cash and cash equivalents, end of period	$347,912	$37,292

Supplemental disclosure of non-cash investing and financing activities:
Restricted cash proceeds from borrowings of debt	$44,342	$—
Acquisition of leasing equipment	(1,920)	(555)
Proceeds from sale of leasing equipment	500	—
Acquisition of property, plant and equipment	(353)	—
Settled and assumed security deposits	(176)	(143)
Billed and assumed maintenance deposits	173	1,523
Issuance of common stock	112	—
Deferred financing costs	(3,072)	—
Dividends payable	(827)	—
Change in fair value of cash flow hedge	—	(139)

Key Performance Measures

Management utilizes Adjusted Net Income and Adjusted EBITDA as performance measures. Adjusted Net Income is the key performance measure and reflects the current management of our businesses and provides us with the information necessary to assess operational performance as well as make resource and allocation decisions. Adjusted Net Income should not be considered as an alternative to net income attributable to shareholders as determined in accordance with Generally Accepted Accounting Principles (“GAAP”).

Adjusted Net Income is defined as net income attributable to shareholders, adjusted (a) to exclude the impact of provision for income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, and equity in earnings of unconsolidated entities; (b) to include the impact of cash income tax payments, our pro-rata share of adjustments to Adjusted Net Income from unconsolidated entities (collectively “Adjusted Net Income”), and (c) to exclude the impact of the non-controlling share of Adjusted Net Income. We evaluate investment performance for each reportable segment primarily based on Adjusted Net Income. We believe that net income attributable to shareholders as defined by GAAP is the most appropriate earnings measurement with which to reconcile Adjusted Net Income.

The following table presents our consolidated reconciliation of net (loss) income attributable to shareholders to Adjusted Net Income for the three months ended March 31, 2016 and 2015:

	Three Months Ended March 31,
	2016	2015
	($s in thousands)
Net (loss) income attributable to shareholders	$(5,782)	$5,448
Add: Provision for income taxes	(66)	230
Add: Equity-based compensation expense	(3,963)	1,420
Add: Acquisition and transaction expenses	1,059	368
Add: Losses on the modification or extinguishment of debt and capital lease obligations	1,579	—
Add: Changes in fair value of non-hedge derivative instruments	3	8
Add: Asset impairment charges	—	—
Add: Pro-rata share of Adjusted Net Income from unconsolidated entities (1)	85	1,241
Add: Incentive allocations	—	—
Less: Cash payments for income taxes	(351)	(197)
Less: Equity in earnings of unconsolidated entities	(85)	(1,241)
Less: Non-controlling share of adjustments to Adjusted Net Income (2)	989	(354)
Adjusted Net (Loss) Income (non-GAAP)	$(6,532)	$6,923

(1)	Pro-rata share of Adjusted Net Income from unconsolidated entities includes the Company’s proportionate share of the unconsolidated entities’ net income adjusted for the excluded and included items detailed in the table above, for which there were no adjustments.

(2)	Non-controlling share of adjustments to Adjusted Net Income is comprised of the following for the three months ended March 31, 2016 and 2015: (i) equity-based compensation of ($1,619) and $354, (ii) provision for income tax of $14 and $0, and (iii) loss on extinguishment of debt of $616 and $0, respectively.

In addition, we view Adjusted EBITDA as a secondary measurement to Adjusted Net Income, which serves as a useful supplement to investors, analysts and management to measure operating performance of deployed assets and to compare the Company’s operating results to the operating results of our peers and between periods on a consistent basis. Adjusted EBITDA may not be comparable to similarly titled measures of other companies because other entities may not calculate Adjusted EBITDA in the same manner.

Adjusted EBITDA is defined as net income attributable to shareholders, adjusted (a) to exclude the impact of provision for income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, and interest expense; (b) to include the impact of principal collections on direct finance leases (collectively, “Adjusted EBITDA”) and our pro-rata share of Adjusted EBITDA from unconsolidated entities; and (c) to exclude the impact of equity in earnings of unconsolidated entities and the non-controlling share of Adjusted EBITDA.

The following table sets forth a reconciliation of net (loss) income attributable to shareholders to Adjusted EBITDA for the three months ended March 31, 2016 and 2015:

	Three Months Ended March 31,
	2016	2015
	($s in thousands)
Net (loss) income attributable to shareholders	$(5,782)	$5,448
Add: Provision for income taxes	(66)	230
Add: Equity-based compensation expense	(3,963)	1,420
Add: Acquisition and transaction expenses	1,059	368
Add: Losses on the modification or extinguishment of debt and capital lease obligations	1,579	—
Add: Changes in fair value of non-hedge derivative instruments	3	8
Add: Asset impairment charges	—	—
Add: Incentive allocations	—	—
Add: Depreciation & amortization expense (3)	14,854	12,718
Add: Interest expense	5,303	4,815
Add: Principal collections on direct finance leases	2,204	2,941
Add: Pro-rata share of the Adjusted EBITDA from unconsolidated entities (4)	3,792	5,425
Less: Equity in earnings of unconsolidated entities	(85)	(1,241)
Less: Non-controlling share of Adjusted EBITDA (5)	(2,033)	(2,983)
Adjusted EBITDA (non-GAAP)	$16,865	$29,149

(3)	Depreciation & amortization expense includes $13,217 and $10,562 of depreciation and amortization expense, $1,578 and $2,096 of lease intangible amortization, and $59 and $60 of amortization for lease incentives for the three months ended March 31, 2016 and 2015, respectively.

(4)	The Company’s pro-rata share of the Adjusted EBITDA from unconsolidated entities includes adjustments for the following items for the three months ended March 31, 2016 and 2015: (i) net income of $53 and $1,185, (ii) interest expense of $404 and $533, (iii) depreciation and amortization expense of $915 and $304, and (iv) principal collections of finance leases of $2,420 and $3,403, respectively.

(5)	Non-controlling share of Adjusted EBITDA is comprised of the following items for the three months ended March 31, 2016 and 2015: (i) equity based compensation of ($1,619) and $354, (ii) provision for income taxes of $14 and $0, (iii) interest expense of $1,466 and $1,238, (iv) depreciation and amortization expense of $1,556 and $1,391, and (v) loss of extinguishment of debt of $616 and $0, respectively.

The Company uses Funds Available for Distribution (“FAD”) in evaluating its ability to meet its stated dividend policy.  FAD is not a financial measure in accordance with GAAP. The GAAP measure most directly comparable to FAD is net cash provided by operating activities. The Company believes FAD is a useful metric for investors and analysts for similar purposes.  The Company defines FAD as: net cash provided by (used in) operating activities plus principal collections on finance leases, proceeds from sale of assets, and return of capital distributions from unconsolidated entities, less required payments on debt obligations and capital distributions to non-controlling interest, and excluding changes in working capital.

The following table sets forth a reconciliation of net cash (used in) provided by operating activities to FAD for the three months ended March  31, 2016 and 2015:

	Three Months Ended March 31,
	2016	2015
	($s in thousands)
Net Cash (Used in) Provided by Operating Activities	$(3,799)	$6,222
Add: Principal Collections on Finance Leases	2,204	2,941
Add: Proceeds from sale of assets(6)	75,928	121
Add: Return of Capital Distributions from Unconsolidated Entities	401	933
Less: Required Payments on Debt Obligations(7)	(47,660)	(4,255)
Less: Capital Distributions to Non-Controlling Interest	—	(111)
Exclude: Changes in Working Capital	5,784	7,751
Funds Available for Distribution (FAD)	$32,858	$13,602

The following tables set forth a reconciliation of net cash (used in) provided by operating activities to FAD for the three months ended March 31, 2016 and 2015:

	Three Months Ended March 31, 2016
	($s in thousands)
	Equipment Leasing	Infrastructure	Corporate	Total
Funds Available for Distribution (FAD)	$46,057	$(5,201)	$(7,998)	$32,858
Less: Principal Collections on Finance Leases				(2,204)
Less: Proceeds from sale of assets(6)				(75,928)
Less: Return of Capital Distributions from Unconsolidated Entities				(401)
Add: Required Payments on Debt Obligations(7)				47,660
Add: Capital Distributions to Non-Controlling Interest				—
Include: Changes in Working Capital				(5,784)
Net Cash from Operating Activities				$(3,799)

(6)	The three months ended March 31, 2016 includes $500 received in December 2015 for a deposit on the sale of a commercial jet engine which was completed in the three months ended March 31, 2016.

(7)	The three months ended March 31, 2016 excludes a $98,750 debt repayment made in connection with a voluntary refinancing; repayment of the $98,750 was not scheduled and accordingly has been excluded from FAD.

	Three Months Ended March 31, 2015
	($s in thousands)
	Equipment Leasing	Infrastructure	Corporate	Total
Funds Available for Distribution (FAD)	$21,376	$(4,641)	$(3,133)	$13,602
Less: Principal Collections on Finance Leases				(2,941)
Less: Proceeds from sale of assets				(121)
Less: Return of Capital Distributions from Unconsolidated Entities				(933)
Add: Required Payments on Debt Obligations				4,255
Add: Capital Distributions to Non-Controlling Interest				111
Include: Changes in Working Capital				(7,751)
Net Cash from Operating Activities				$6,222

FAD is subject to a number of limitations and assumptions and there can be no assurance that the Company will generate FAD sufficient to meet its intended dividends. FAD has material limitations as a liquidity measure of the Company because such measure excludes items that are required elements of the Company’s net cash provided by operating activities as described below. FAD should not be considered in isolation nor as a substitute for analysis of the Company’s results of operations under GAAP and it is not the only metric that should be considered when evaluating the Company’s ability to meet its stated dividend policy. Specifically: (i) FAD does not include equity capital raised, proceeds from any debt issuance or future equity offering, historical cash and cash equivalents and expected investments in the Company’s operations; (ii) FAD does not give pro forma effect to prior acquisitions, certain of which cannot be quantified; (iii) While FAD reflects the cash inflows from sale of certain assets, FAD does not reflect the cash outflows to acquire assets as the Company relies on alternative sources of liquidity to fund such purchases; (iv) FAD does not reflect expenditures related to capital expenditures, acquisitions and other investments as the Company has multiple sources of liquidity and intends to fund these expenditures with future incurrences of indebtedness, additional capital contributions and/or future issuances of equity; (v) FAD does not reflect any maintenance capital expenditures necessary to maintain the same level of cash generation from our capital investments; (vi) FAD does not reflect changes in working capital balances as management believes that changes in working capital are primarily driven by short term timing differences which are not meaningful to the Company’s distribution decisions; and (vii) Management has significant discretion to make distributions and the Company is not bound by any contractual provision that requires it to use cash for distributions. If such factors were included in FAD, there can be no assurance that the results would be consistent with the Company’s presentation of FAD.